                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-08006

                          SCUDDER MG INVESTMENTS TRUST
                     --------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       10/31/05

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder International Select Equity Fund

Annual Report to Shareholders

October 31, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Shareholder Meeting Results

Click Here Investment Management Agreement Approval

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider each fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the funds. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2005

Classes A, B, C, R, Investment, Institutional and Premier

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class R, Institutional Class, Investment Class and Premier Class shares are not subject to sales charges.

For the period from November 1, 2004 to January 31, 2005, shareholders redeeming Class A, Investment Class and Institutional Class shares held less than 60 days had a lower total return due to the effect of the 2% redemption fee. To discourage short-term trading, effective February 1, 2005, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings for the Life of Fund periods shown for Class A, B, C, R and Institutional shares and during all periods shown for the Premier Class reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to their inception on February 28, 2001 and Class R shares prior to their inception on July 1, 2003 are derived from the historical performance of Institutional Class shares of the Scudder International Select Equity Fund during such periods and have been adjusted to reflect the different total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/05
Scudder International Select Equity Fund	1-Year	3-Year	5-Year	10-Year
Class A	18.65%	17.58%	2.25%	10.44%
Class B	17.79%	16.70%	1.36%	9.55%
Class C	17.79%	16.70%	1.36%	9.55%
Class R	18.45%	17.27%	1.90%	10.15%
Institutional Class	19.06%	17.85%	2.40%	10.70%
MSCI EAFE Index+	18.09%	21.26%	3.04%	5.81%

Sources: Lipper Inc. and Deutsche Asset Management Inc.

Average Annual Total Returns as of 10/31/05
Scudder International Select Equity Fund	1-Year	3-Year	5-Year	Life of Class*
Investment Class	18.74%	17.60%	2.14%	4.83%
MSCI EAFE Index+	18.09%	21.26%	3.04%	2.03%
Scudder International Select Equity Fund	1-Year	3-Year	5-Year	Life of Class**
Premier Class	19.27%	18.09%	2.62%	-2.16%
MSCI EAFE Index+	18.09%	21.26%	3.04%	.70%

Sources: Lipper Inc. and Deutsche Asset Management Inc.

* Investment Class commenced operations on October 29, 1999. Index returns begin October 31, 1999.

** Premier Class commenced operations on February 29, 2000. Index returns begin February 29, 2000.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Investment Class	Class R	Institutional Class	Premier Class
Net Asset Value:
10/31/05	$ 11.28	$ 11.08	$ 11.08	$ 11.07	$ 11.07	$ 11.07	$ 11.07
10/31/04	$ 10.21	$ 9.97	$ 9.97	$ 9.88	$ 9.86	$ 9.90	$ 9.91
Distribution Information:
Twelve Months: Income Dividends as of 10/31/05	$ .4690	$ .3052	$ .3049	$ .4570	$ .4053	$ .5062	$ .5421
Capital Gains Distribution as of 10/31/05	$ .35	$ .35	$ .35	$ .19	$ .19	$ .19	$ .19

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder International Select Equity Fund — Class A [] MSCI EAFE Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/05
Scudder International Select Equity Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,183	$15,321	$10,536	$25,451
	Average annual total return	11.83%	15.28%	1.05%	9.79%
Class B	Growth of $10,000	$11,479	$15,693	$10,649	$24,896
	Average annual total return	14.79%	16.21%	1.27%	9.55%
Class C	Growth of $10,000	$11,779	$15,893	$10,701	$24,895
	Average annual total return	17.79%	16.70%	1.36%	9.55%
Class R	Growth of $10,000	$11,845	$16,129	$10,987	$26,302
	Average annual total return	18.45%	17.27%	1.90%	10.15%
MSCI EAFE Index+	Growth of $10,000	$11,809	$17,828	$11,615	$17,587
	Average annual total return	18.09%	21.26%	3.04%	5.81%

The growth of $10,000 is cumulative.

Growth of an Assumed $1,000,000 Investment
[] Scudder International Select Equity Fund — Institutional Class [] MSCI EAFE Index+

Yearly periods ended October 31
Comparative Results as of 10/31/05
Scudder International Select Equity Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$1,190,600	$1,636,700	$1,126,200	$2,764,100
	Average annual total return	19.06%	17.85%	2.40%	10.70%
MSCI EAFE Index+	Growth of $1,000,000	$1,180,900	$1,782,800	$1,161,500	$1,758,700
	Average annual total return	18.09%	21.26%	3.04%	5.81%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

Comparative Results as of 10/31/05
Scudder International Select Equity Fund		1-Year	3-Year	5-Year	Life of Class*
Investment Class	Growth of $10,000	$11,874	$16,263	$11,115	$13,273
	Average annual total return	18.74%	17.60%	2.14%	4.83%
MSCI EAFE Index+	Growth of $10,000	$11,809	$17,828	$11,615	$11,279
	Average annual total return	18.09%	21.26%	3.04%	2.03%

The growth of $10,000 is cumulative.

* Investment Class commenced operations on October 29, 1999. Index returns begin October 31, 1999.

Comparative Results as of 10/31/05
Scudder International Select Equity Fund		1-Year	3-Year	5-Year	Life of Class**
Premier Class	Growth of $5,000,000	$5,963,500	$8,233,500	$5,690,000	$4,417,000
	Average annual total return	19.27%	18.09%	2.62%	-2.16%
MSCI EAFE Index+	Growth of $5,000,000	$5,904,500	$8,914,000	$5,807,500	$5,200,500
	Average annual total return	18.09%	21.26%	3.04%	.70%

The growth of $5,000,000 is cumulative.

The minimum initial investment for Premier Class shares is $5,000,000.

** Premier Class commenced operations on February 29, 2000. Index returns begin February 29, 2000.

+ The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Institutional Class Lipper Rankings — International Large-Cap Core Funds Category as of 10/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	37	of	196	19
3-Year	62	of	177	35
5-Year	24	of	129	19
10-Year	3	of	54	6

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please see the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit myScudder.com (Class S) for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for Class S shares for the periods prior to its inception on February 28, 2005 are derived from the historical performance of Institutional Class shares of the Scudder International Select Equity Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of Class S. Any difference in expenses will affect performance.

Average Annual Total Returns as of 10/31/05
Scudder International Select Equity Fund	1-Year	3-Year	5-Year	10-Year
Class S	18.85%	17.64%	2.22%	10.50%
MSCI EAFE Index+	18.09%	21.26%	3.04%	5.81%

Sources: Lipper Inc. and Deutsche Asset Management Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value:
10/31/05	$ 11.07
2/28/05 (commencement of operations for Class S)	$ 11.05
Distribution Information: Eight Months: Income Dividends as of 10/31/05	$ .3409
Capital Gains Distribution as of 10/31/05	$ .19

Growth of an Assumed $10,000 Investment
[] Scudder International Select Equity Fund — Class S [] MSCI EAFE Index+

Yearly periods ended October 31
Comparative Results as of 10/31/05
Scudder International Select Equity Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$11,885	$16,279	$11,161	$27,148
	Average annual total return	18.85%	17.64%	2.22%	10.50%
MSCI EAFE Index+	Growth of $10,000	$11,809	$17,828	$11,615	$17,587
	Average annual total return	18.09%	21.26%	3.04%	5.81%

The growth of $10,000 is cumulative.

+ The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Premier Class and Class S shares; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended October 31, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2005
Actual Fund Return	Class A	Class B	Class C	Class R	Class S
Beginning Account Value 5/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/05	$ 1,105.70	$ 1,102.30	$ 1,102.20	$ 1,104.90	$ 1,107.10
Expenses Paid per $1,000*	$ 7.06	$ 11.02	$ 11.02	$ 8.17	$ 6.80
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S
Beginning Account Value 5/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/05	$ 1,018.50	$ 1,014.72	$ 1,014.72	$ 1,017.44	$ 1,018.75
Expenses Paid per $1,000*	$ 6.77	$ 10.56	$ 10.56	$ 7.83	$ 6.51
Actual Fund Return	Investment Class	Institutional Class	Premier Class
Beginning Account Value 5/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/05	$ 1,106.80	$ 1,107.90	$ 1,108.80
Expenses Paid per $1,000*	$ 6.74	$ 5.79	$ 4.78
Hypothetical 5% Fund Return	Investment Class	Institutional Class	Premier Class
Beginning Account Value 5/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/05	$ 1,018.80	$ 1,019.71	$ 1,020.67
Expenses Paid per $1,000*	$ 6.46	$ 5.55	$ 4.58

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S
Scudder International Select Equity Fund	1.33%	2.08%	2.08%	1.54%	1.28%
Annualized Expense Ratios	Investment Class	Institutional Class	Premier Class
Scudder International Select Equity Fund	1.27%	1.09%	.90%

For more information, please refer to the Fund's prospectuses.

Portfolio Management Review

Scudder International Select Equity Fund:
A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder International Select Equity Fund. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. DeAM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Prior to September 30, 2005, Deutsche Asset Management Investment Services Ltd. ("DeAMIS") served as the Fund's investment advisor. Please see Note I in the Notes to Financial Statements for details regarding the change in investment advisor.

Portfolio Management Team

Matthias Knerr, CFA

Director, Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1995 and the fund in 2004.

Portfolio manager for EAFE Equities.

BS, Pennsylvania State University.

In the following interview, Portfolio Manager Matthias Knerr discusses Scudder International Select Equity Fund's strategy and the market environment during the 12-month period ended October 31, 2005.

Q:  How did the international stock markets perform during the past 12 months?

A:  International equities were strong performers over the past year, as the market environment was favorable in many areas. With corporate news flow positive and cash flows climbing to record levels, investor sentiment remained favorable toward equities, particularly those outside the US marketplace. The MSCI EAFE Index, the fund's benchmark, produced a return of 18.09% in US dollar terms.1 The benchmark's return would have been higher, but the strengthening of the US dollar versus foreign currencies reduced the US dollar return by about seven percentage points. (Since foreign shares are denominated in local country currencies, a loss in the value of the local currencies versus the dollar decreases the value of the investment in US dollar terms.) Nonetheless, international equities as an asset class outperformed the 6.80% return of US stocks, as measured by the Standard & Poor's 500 (S&P 500) Index.2

1 Index returns assume reinvestment of all dividends and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly in an index. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates.

2 The S&P 500 is an unmanaged group of stocks representative of the US stock market.

From a sector perspective, the two clear winners during the past year were energy and materials. With respect to the energy sector, the escalating price of crude oil provided a profit windfall for oil exploration and production companies. At the beginning of the annual period, energy prices stood near $45/barrel. Throughout 2005, energy prices rose on general supply/demand imbalances, intensified by increased demand from Asia. The US hurricane season contributed to this imbalance by reducing supplies, sending oil to $70/barrel. With such a considerable upward price movement, companies either directly or peripherally related to this sector were beneficiaries of increased pricing power. With respect to materials, China has continued to be a major consumer of raw and processed materials. The country has not experienced the economic slowdown that many had expected, with year-over-year gross domestic product (GDP) growing at 9.4% in the third quarter. Strong growth has allowed China's infrastructure build-out to continue, feeding demand for steel, chemicals, resins and ores. Laggards during the 12-month period included the information technology and telecommunications services sectors, both of which were hurt by a lack of pricing power.

On a regional basis, the Asian markets outperformed their European peers. Japan experienced a long-awaited rally due to several factors, including Prime Minister Junichiro Koizumi's reelection, the continuation of the reform process and the Bank of Japan's expectation that the seven-year deflationary cycle is set to end in 2006. The return to positive inflation in Japan would act as a lever allowing companies to raise prices, profitability and wages. Australia added to regional outperformance on the back of its high exposure to metals and mining. In Europe, the UK market was the chief laggard. Record consumer debt levels in the UK have been a burden on the economy, causing retail sales to flatten. Coupled with a slowdown in the previously hot residential housing market, the picture for the UK economy became clouded, and the market's return was muted as a result.

Q:  How did the fund perform in this environment?

A:  The total return of the fund's Class A shares for the 12 months ended October 31, 2005 was 18.65%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 9 for complete performance information.) For the period, the MSCI EAFE Index (the fund's benchmark) returned 18.09%, and the average return of the 196 funds in the Lipper International Large Cap Core Funds category was 16.80%.3 The Class A shares of the fund finished in the upper 23rd percentile of the peer group for the 12-month period, as strong stock selection allowed the fund to outperform its peers.

3 Source: Lipper Inc. The Lipper International Large-Cap Core Funds category is comprised of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the US with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-U.S. Broad Market Index. Large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. Index. It is not possible to invest directly into a Lipper category.

Q:  What elements of the fund's positioning contributed to its performance?

A:  When analyzing performance results, it is important to keep in mind that our bottom-up stock selection process means that the fund may deviate from the country or sector allocations of the benchmark. This is not to say that we are not aware of how the fund is positioned in relation to the benchmark, but we are by no means managing the portfolio by striving to adhere closely to the benchmark.

From a positioning standpoint, the fund's opportunistic overweight (a weighting greater than that of the benchmark) in emerging markets equities contributed positively to its return. One of the most notable examples was the fund's holdings in Indian financial stocks. India has been a top GDP growth performer due to an increase in the supply of labor, as well as intellectual capital and labor skill, rising integration in world trade and improving macroeconomic policies. With the convergence of these factors, the fund's positioning in India and its financial sector was rewarded.

On the negative side, the fund's slight underweight in Japan detracted from relative performance. As outlined, the macroeconomic and inflationary data for Japan has continued to improve and as a result the country outperformed the benchmark for the period. This was particularly evident during the third calendar quarter of 2005, when Japanese stocks outperformed all other countries in the MSCI EAFE Index.

Q:  What factors helped and hurt performance?

A:  The information technology sector was the worst-performing sector within the index for the period, but the fund outperformed in this area as a result of strong stock selection. Our focus on identifying strong businesses with sustainable cash flow, technological superiority and brand equity has led us to stocks with far better performance than their industry peers. The fund's top performer was Samsung Electronics Co. Ltd., South Korea's largest company by market capitalization. Samsung, which produces semiconductors (computer chips), computers, flat-panel displays and home appliances, was able to substantially outperform on increased demand for its chip products. Another top performer was Spain's Indra Sistemas SA, an information technology provider of satellite communication and signaling systems for toll roads, railways and defense systems. The company exhibited strong year-over-year growth across many of its business lines, including its traffic and transport, defense and security, and utilities monitoring businesses.

The next-best-performing sector for the fund, in terms of our individual stock selection, was health care. The principal contributor to return was Roche Holding AG, the Swiss developer of pharmaceutical and diagnostic products. The company's Tamiflu drug line received much attention as a remedy to treat avian bird flu, which became a major concern toward the end of the reporting period. As Western governments announced plans to stockpile medical supplies to prepare for any potential outbreak, key suppliers such as Roche were rewarded by shareholders. The British pharmaceutical stock GlaxoSmithKline plc also added to relative returns.

Our stock selection in utilities also made a major contribution to performance. The fund's positions in Fortum Oyj, Scottish & Southern and Endesa all outpaced the international utilities aggregate. Fortum is the second-largest Nordic generator and supplier of power. The company's shares were lifted as net income jumped as a result of higher power prices and increased sales. Scottish & Southern and Endesa have both been sold out of the portfolio.

The key detractors from performance stemmed mostly from holdings in the materials and consumer staples sectors. In the case of materials, the fund's overweights in JFE Corp. and CRH plc reduced relative returns. Japan's JFE, a steel production and engineering services firm, came under pressure as Chinese mainland suppliers of low-grade construction steel threatened to create a supply-side glut, causing many Japanese suppliers to cut prices in some of their products. The stock is no longer held in the portfolio. Ireland's CRH, a manufacturer of cement, aggregates and building materials, came under stress in the second quarter on concerns that a potential global economic slowdown would have a negative impact on basic materials companies in general. However, its shares have since rebounded and the fund continues to maintain the position on the following principles: the outstanding growth-by-acquisition strategy that the firm has executed for more than 10 years, the improving outlook for US aggregate demand, and improving housing starts in the Netherlands (CRH does much of its business in both countries).

The underperformance within the consumer staples area resulted from the fund's position in Metro AG, the German operator of retail stores and supermarkets. The company's performance within its home market disappointed investors as consumer sentiment continued to be low and a hoped-for improvement in German unemployment (at a high 11.7%) failed to materialize. Given the weakened backdrop for consumer spending, we exited this position in October.

Q:  What is your strategic outlook for international markets and how is the fund positioned to benefit?

A:  Global equity markets have shown incredible resilience in the face of rising interest rates, rising energy costs and slowing growth. This resilience was all the more impressive during the last two months of the annual period, given the additional short-term pressures on both energy prices and growth as a result of Hurricanes Katrina and Rita.

It has been interesting to notice how expectations have changed over the last 12 months. It was not too long ago that the US Federal Reserve Board (the Fed) declared victory in the battle against deflation. Now, less than 12 months later, we appear to be at risk of "the inflation virus" poisoning the system, with recent US consumer price inflation figures sparking the October sell-off in the global markets. But, more importantly, has the long-run rate of inflation really changed that dramatically in such a short period?

There is a clear trend toward higher producer prices (the prices companies must pay for their inputs). The difference, though, in the inflation of producer versus consumer prices is still striking. Years of underinvestment or even outright reductions in production capacity, combined with a consolidation of the supplier base in many of the largest industrial sectors, have restored pricing power to many commodity markets. Despite these higher input prices, companies continue to struggle in passing higher costs along to their end customers. Instead, they have relied on scale, outsourcing and moving up the value chain to offset these costs. We believe these long-term trends can continue. However, in the short run, slower productivity gains and slower consumer spending mean that higher input prices are likely to pressure corporate profit margins.

In this environment, our response is to redouble our efforts to focus on the quality and sustainability of companies' returns. As the global economy slows and the market environment becomes more challenging, investors are likely to reward those companies that have the ability to generate strong earnings growth and that can command higher prices for their products based on their brand, technological capability, market position or cost advantages. Our preference remains, first and foremost, with those companies that are able to fund attractive growth opportunities while earning more than their cost of capital. With balance sheets strong and interest rates still relatively low, managements likely will continue to seek to complement their organic growth strategies via acquisitions. We remain more cautious on this approach, but we recognize that it may be possible for companies to selectively add value in this way given the relatively low returns earned by holding cash.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2005

Geographical Diversification (As a % of Common Stock)	10/31/05	10/31/04

Continental Europe	51%	50%
Japan	24%	22%
United Kingdom	14%	16%
Asia (excluding Japan)	6%	10%
Australia	3%	2%
Latin America	2%	—
	100%	100%
Sector Diversification (As a % of Common Stock)	10/31/05	10/31/04

Financials	33%	26%
Consumer Discretionary	14%	13%
Energy	13%	10%
Industrials	10%	12%
Health Care	8%	10%
Information Technology	8%	6%
Consumer Staples	5%	4%
Telecommunication Services	4%	9%
Materials	3%	5%
Utilities	2%	5%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2005 (28.1% of Net Assets)
1. Total SA Producer of oil and natural gas	France	3.6%
2. Roche Holding AG Developer of pharmaceutical and chemical products	Switzerland	3.1%
3. Mitsubishi Corp. Operator of a general trading company	Japan	3.0%
4. Eni SpA Provider of oilfield and engineering services	Italy	2.9%
5. Credit Saison Co., Ltd. Provides financial services	Japan	2.8%
6. Daito Trust Construction Co., Ltd. Provider of construction and building management services	Japan	2.7%
7. GlaxoSmithKline PLC Develops, manufactures, and markets vaccines and medicines	United Kingdom	2.6%
8. Honda Motor Co., Ltd. Manufacturer of automobiles, motorcycles and power products	Japan	2.6%
9. Neste Oil Oyj Oil refining and marketing services	Finland	2.4%
10. Fortum Oyj Provider of energy related products and services	Finland	2.4%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 22. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2005

	Shares	Value ($)

Common Stocks 96.0%
Australia 2.7%
Australia & New Zealand Banking Group Ltd.	459,300	8,109,897
Macquarie Airports	1,756,500	3,955,873
(Cost $11,550,902)		12,065,770
Brazil 1.7%
Petroleo Brasileiro SA (ADR) (Cost $6,696,152)	121,700	7,776,630
Finland 6.4%
Fortum Oyj	592,900	10,496,195
Neste Oil Oyj*	343,225	10,645,986
Nokia Oyj	206,600	3,466,770
Nokian Renkaat Oyj	258,900	4,034,842
(Cost $25,621,800)		28,643,793
France 10.0%
BNP Paribas SA	89,800	6,808,161
Christian Dior SA	92,319	7,408,092
Schneider Electric SA	106,000	8,703,709
Total SA	64,240	16,176,305
Vivendi Universal SA	171,950	5,403,047
(Cost $32,986,349)		44,499,314
Germany 7.9%
Adidas-Salomon AG	32,600	5,467,460
Allianz AG (Registered)	70,916	10,015,981
E.ON AG	107,637	9,753,699
Hypo Real Estate Holding AG	210,200	10,158,978
(Cost $26,284,696)		35,396,118
Greece 1.0%
Alpha Bank AE (Cost $3,402,153)	162,776	4,672,975
Hong Kong 1.3%
Esprit Holdings Ltd. (Cost $5,724,393)	824,860	5,857,569
India 1.9%
State Bank of India (GDR) (Cost $6,902,561)	195,971	8,455,525
Ireland 3.7%
Anglo Irish Bank Corp. PLC	464,250	6,284,151
CRH PLC	246,245	6,164,205
Paddy Power PLC	238,867	4,035,418
(Cost $13,754,474)		16,483,774
Italy 5.1%
Banca Intesa SpA	2,115,400	9,878,382
Eni SpA (a)	477,101	12,760,979
(Cost $16,280,116)		22,639,361
Japan 23.3%
AEON Co., Ltd.	445,000	9,272,196
Canon, Inc.	195,400	10,340,285
Credit Saison Co., Ltd.	275,400	12,511,068
Daito Trust Construction Co., Ltd.	246,500	12,180,453
Honda Motor Co., Ltd.	205,900	11,435,664
Mitsubishi Corp.	675,600	13,229,754
Mitsubishi Tokyo Financial Group, Inc.	702	8,851,839
Mitsui Fudosan Co., Ltd.	620,000	10,223,487
Mizuho Financial Group, Inc.	1,431	9,611,643
Sega Sammy Holdings, Inc.	179,200	6,472,760
(Cost $75,426,483)		104,129,149
Korea 2.2%
Samsung Electronics Co., Ltd. (GDR), 144A (Cost $5,847,387)	36,250	9,679,794
Spain 6.3%
Grupo Ferrovial SA	106,200	7,842,384
Indra Sistemas SA	499,546	10,237,658
Telefonica SA	618,968	9,874,376
(Cost $19,467,904)		27,954,418
Sweden 2.1%
Investor AB "B" (Cost $8,505,068)	628,329	9,273,272
Switzerland 6.3%
Credit Suisse Group (Registered)	129,600	5,732,879
Nestle SA (Registered)	27,170	8,087,247
Roche Holding AG (Genusschein)	94,100	14,058,357
(Cost $17,563,832)		27,878,483
United Kingdom 14.1%
AstraZeneca PLC	125,306	5,623,856
Diageo PLC	307,700	4,548,146
GlaxoSmithKline PLC	446,600	11,618,574
HSBC Holdings PLC	547,843	8,621,135
Imperial Tobacco Group PLC	272,300	7,808,832
Informa PLC	303,000	2,006,388
Lloyds TSB Group PLC	925,800	7,589,870
Rio Tinto PLC	192,000	7,333,729
Vodafone Group PLC	2,939,200	7,713,790
(Cost $58,111,491)		62,864,320
Total Common Stocks (Cost $334,125,761)		428,270,265

Preferred Stocks 1.0%
Germany
Fresenius Medical Care AG (a) (Cost $4,486,519)	57,000	4,370,955

Securities Lending Collateral 4.7%
Scudder Daily Assets Institutional Fund, 3.89% (b) (c) (Cost $20,888,415)	20,888,415	20,888,415

Cash Equivalents 5.0%
Scudder Cash Management QP Trust, 3.83% (d) (Cost $22,454,906)	22,454,906	22,454,906
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $381,955,601)+	106.7	475,984,541
Other Assets and Liabilities, Net	(6.7)	(29,988,713)
Net Assets	100.0	445,995,828

* Non-income producing security.

+ The cost for federal income tax purposes was $392,081,349. At October 31, 2005, net unrealized appreciation for all securities based on tax cost was $83,903,192. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $89,567,896 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,664,704.

(a) All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at October 31, 2005 amounted to $19,881,762 which is 4.5% of net assets.

(b) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending

(d) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2005
Assets
Investments: Investments in portfolio, at value (cost $338,612,280) — including $19,881,762 of securities loaned	$ 432,641,220
Investments in Scudder Daily Assets Fund Institutional* (cost $20,888,415)	20,888,415
Investments in Scudder Cash Management QP Trust (cost $22,454,906)	22,454,906
Total investments in portfolio, at value (cost $381,955,601)	475,984,541
Receivable for investments sold	8,800,159
Receivable for Fund shares sold	1,706,109
Dividends receivable	629,027
Interest receivable	79,425
Foreign taxes recoverable	445,278
Other assets	49,685
Total assets	$ 487,694,224
Liabilities
Payable upon return of securities loaned	20,888,415
Due to custodian bank	1,004,540
Payable for investments purchased	17,050,553
Payable for Fund shares redeemed	1,472,222
Accrued investment advisory fee	621,120
Other accrued expenses and payables	661,546
Total liabilities	41,698,396
Net assets, at value	$ 445,995,828
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(8,873,220)
Net unrealized appreciation (depreciation) on: Investments	94,028,940
Foreign currency related transactions	(64,217)
Accumulated net realized gain (loss)	(1,172,374)
Paid-in capital	362,076,699
Net assets, at value	$ 445,995,828

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2005 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($192,546,903 ÷ 17,066,377 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 11.28
Maximum offering price per share (100 ÷ 94.25 of $11.28)	$ 11.97

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($9,204,156 ÷ 830,515 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)

$ 11.08

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($15,831,426 ÷ 1,429,042 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)

$ 11.08
Investment Class (b) Net Asset Value, offering and redemption price(a) per share ($34,447,640 ÷ 3,111,077 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 11.07

Class R (b)

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,264,171 ÷ 204,516 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)

$ 11.07
Class S (b) Net Asset Value, offering and redemption price(a) per share ($465,525 ÷ 42,044 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 11.07

Institutional Class (b)

Net Asset Value, offering and redemption price(a) per share ($98,431,362 ÷ 8,889,742 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)

$ 11.07
Premier Class (b) Net Asset Value, offering and redemption price(a) per share ($92,804,645 ÷ 8,384,469 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 11.07

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

(b) Shares and net asset value have been restated to reflect the effects of a stock split effective November 11, 2005. See Note H to the financial statements.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2005
Investment Income
Income: Dividends (net of foreign taxes withheld of $4,185,777)	$ 30,579,680
Interest	35,018
Interest — Scudder Cash Management QP Trust	488,358
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	1,004,397
Total Income	32,107,453
Expenses: Management fee	7,729,533
Administrative fee	3,193,014
Distribution and shareholder servicing fees	2,081,949
Custody fees	488,833
Legal	25,946
Auditing	68,152
Trustees' fees and expenses	44,208
Reports to shareholders	92,088
Registration fees	98,516
Other	56,172
Total expenses, before expense reductions	13,878,411
Expense reductions	(316,612)
Total expenses, after expense reductions	13,561,799
Net investment income (loss)	18,545,654
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	53,365,599
In-kind redemptions	126,677,164
Futures	1,561,379
Foreign currency related transactions	10,798,638
192,402,780
Net unrealized appreciation (depreciation) during the year on: Investments	(49,587,354)
Foreign currency related transactions	(149,008)
(49,736,362)
Net gain (loss) on investment transactions	142,666,418
Net increase (decrease) in net assets resulting from operations	$ 161,212,072

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2005	2004
Operations: Net investment income (loss)	$ 18,545,654	$ 6,954,276
Net realized gain (loss) on investment transactions	192,402,780	73,308,713
Net unrealized appreciation (depreciation) during the period on investment transactions	(49,736,362)	29,374,613
Net increase (decrease) in net assets resulting from operations	161,212,072	109,637,602
Distributions to shareholders from: Net investment income: Class A	(29,240,435)	(4,526,177)
Class B	(238,359)	(19,287)
Class C	(412,316)	(31,534)
Investment Class	(1,575,523)	(505,026)
Class R	(68,088)	(218)
Class S	(13,758)	—
Institutional Class	(4,470,376)	(1,442,459)
Premier Class	(8,165,115)	(3,818,621)
Net realized gains: Class A	(23,525,505)	—
Class B	(275,047)	—
Class C	(475,452)	—
Investment Class	(595,653)	—
Class R	(37,492)	—
Class S	(7,723)	—
Institutional Class	(1,620,838)	—
Premier Class	(1,540,361)	—
Fund share transactions: Proceeds from shares sold	412,959,617	259,597,134
Reinvestment of distributions	71,037,696	10,089,991
Cost of shares redeemed	(233,780,616)	(155,224,036)
In-kind redemptions	(861,647,393)	—
Redemption fees	16,416	13,531
Net increase (decrease) in net assets from Fund share transactions	(611,414,280)	114,476,620
Increase (decrease) in net assets	(522,464,249)	213,770,900
Net assets at beginning of year	968,460,077	754,689,177
Net assets at end of period (including accumulated distributions in excess of and undistributed net investment income of $8,873,220 and $5,341,395, respectively)	$ 445,995,828	$ 968,460,077

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.21	$ 9.08	$ 7.56	$ 8.19	$ 10.00
Income (loss) from investment operations: Net investment income (loss)	.17[b,d]	.06[b]	.09[b]	.03[b]	(.01)
Net realized and unrealized gain (loss) on investment transactions	1.72	1.18	1.45	(.66)	(1.80)
Total from investment operations	1.89	1.24	1.54	(.63)	(1.81)
Less distributions from: Net investment income	(.47)	(.11)	(.02)	—	—
Net realized gains on investment transactions	(.35)	—	—	—	—
Total distributions	(.82)	(.11)	(.02)	—	—
Redemption fees	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 11.28	$ 10.21	$ 9.08	$ 7.56	$ 8.19
Total Return (%)[c]	18.65	13.77	20.42	(7.69)	(18.10)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	193	484	360.8		.5
Ratio of expenses (includes interest expense paid by the Fund) (%)	1.33	1.36	1.33	1.42	1.41*
Ratio of expenses (excludes interest expense paid by the Fund) (%)	1.33	1.36	1.33	1.41	1.40*
Ratio of net investment income (loss) (%)	1.58	.62	1.12	.34	(.15)*
Portfolio turnover rate (%)	122[e]	138	160	178	220

[a] For the period from February 28, 2001 (commencement of operations of Class A shares) to October 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Net investment income per share includes non-recurring dividend income amounting to $.05 per share.

[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B
Years Ended October 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.97	$ 8.87	$ 7.42	$ 8.11	$ 10.00
Income (loss) from investment operations: Net investment income (loss)	.07[b,d]	(.01)[b]	.03[b]	(.02)[b]	(.02)
Net realized and unrealized gain (loss) on investment transactions	1.70	1.15	1.42	(.67)	(1.87)
Total from investment operations	1.77	1.14	1.45	(.69)	(1.89)
Less distributions from: Net investment income	(.31)	(.04)	—	—	—
Net realized gains on investment transactions	(.35)	—	—	—	—
Total distributions	(.66)	(.04)	—	—	—
Redemption fees	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 11.08	$ 9.97	$ 8.87	$ 7.42	$ 8.11
Total Return (%)[c]	17.79	12.87	19.54	(8.51)	(18.90)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	7	3.3		.08
Ratio of expenses (includes interest expense paid by the Fund) (%)	2.08	2.11	2.08	2.17	2.16*
Ratio of expenses (excludes interest expense paid by the Fund) (%)	2.08	2.11	2.08	2.16	2.15*
Ratio of net investment income (loss) (%)	.83	(.13)	.37	(.25)	(.43)*
Portfolio turnover rate (%)	122[e]	138	160	178	220

[a] For the period from February 28, 2001 (commencement of operations of Class B shares) to October 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Net investment income per share includes non-recurring dividend income amounting to $.04 per share.

[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C
Years Ended October 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.97	$ 8.86	$ 7.42	$ 8.11	$ 10.00
Income (loss) from investment operations: Net investment income (loss)	.07[b,d]	(.01)[b]	.03[b]	(.09)[b]	(.02)
Net realized and unrealized gain (loss) on investment transactions	1.69	1.16	1.41	(.60)	(1.87)
Total from investment operations	1.76	1.15	1.44	(.69)	(1.89)
Less distributions from: Net investment income	(.30)	(.04)	—	—	—
Net realized gains on investment transactions	(.35)	—	—	—	—
Total distributions	(.65)	(.04)	—	—	—
Redemption fees	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 11.08	$ 9.97	$ 8.86	$ 7.42	$ 8.11
Total Return (%)[c]	17.79	13.00	19.41	(8.51)	(18.90)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	13	5.6		.1
Ratio of expenses (includes interest expense paid by the Fund) (%)	2.08	2.11	2.08	2.17	2.16*
Ratio of expenses (excludes interest expense paid by the Fund) (%)	2.08	2.11	2.08	2.16	2.15*
Ratio of net investment income (loss) (%)	.83	(.13)	.37	(1.13)	(.53)*
Portfolio turnover rate (%)	122[e]	138	160	178	220

[a] For the period from February 28, 2001 (commencement of operations of Class C shares) to October 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Net investment income per share includes non-recurring dividend income amounting to $.05 per share.

[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

* Annualized

** Not annualized

*** Amount is less than $.005.

Investment Class
Years Ended October 31,	2005[a]	2004[a]	2003[a]	2002[a]	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.88	$ 8.79	$ 7.32	$ 7.94	$ 11.88
Income (loss) from investment operations:
Net investment income (loss)	.14[b,c]	.06[b]	.09[b]	.03[b]	—*
Net realized and unrealized gain (loss) on investment transactions	1.70	1.14	1.40	(.65)	(2.83)
Total from investment operations	1.84	1.20	1.49	(.62)	(2.83)
Less distributions from: Net investment income	(.46)	(.11)	(.02)	—	—
Net realized gains on investment transactions	(.19)	—	—	—	(1.11)
Total distributions	(.65)	(.11)	(.02)	—	(1.11)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 11.07	$ 9.88	$ 8.79	$ 7.32	$ 7.94
Total Return (%)	18.74	13.75	20.41	(7.72)	(25.88)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34	48	40	13	10
Ratio of expenses before expense reductions (includes interest expense paid by the Fund) (%)	1.30	1.35	1.35	1.42	1.41
Ratio of expenses after expense reductions (includes interest expense paid by the Fund) (%)	1.30	1.35	1.33	1.42	1.41
Ratio of expenses after expense reductions (excludes interest expense paid by the Fund) (%)	1.30	1.35	1.33	1.41	1.40
Ratio of net investment income (loss) (%)	1.61	.63	1.12	.43	.12
Portfolio turnover rate (%)	122[d]	138	160	178	220

[a] Per share data have been restated to reflect the effects of a 1.79424978 for 1 stock split effective November 11, 2005.

[b] Based on average shares outstanding during the period.

[c] Net investment income per share includes non-recurring dividend income amounting to $.04 per share.

[d] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

* Amount is less than $.005.

Class R
Years Ended October 31,	2005[a]	2004[a]	2003[a,b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.86	$ 8.77	$ 7.51
Income (loss) from investment operations: Net investment income (loss)[c]	.11[d]	.04	.02
Net realized and unrealized gain (loss) on investment transactions	1.70	1.14	1.24
Total from investment operations	1.81	1.18	1.26
Less distributions from: Net investment income	(.41)	(.09)	—
Net realized gains on investment transactions	(.19)	—	—
Total distributions	(.60)	(.09)	—
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 11.07	$ 9.86	$ 8.77
Total Return (%)	18.45	13.47	16.78**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2.4		.01
Ratio of expenses (%)	1.55	1.61	1.58*
Ratio of net investment income (loss) (%)	1.36	.37	.89*
Portfolio turnover rate (%)	122[e]	138	160

[a] Per share data have been restated to reflect the effects of a 1.82569632 for 1 stock split effective November 11, 2005.

[b] For the period from July 1, 2003 (commencement of operations of Class R shares) to October 31, 2003.

[c] Based on average shares outstanding during the period.

[d] Net investment income per share includes non-recurring dividend income amounting to $.04 per share.

[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S
2005[a,b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.05
Income (loss) from investment operations: Net investment income (loss)	.11[c,d]
Net realized and unrealized gain (loss) on investment transactions	.44
Total from investment operations	.55
Less distributions from: Net investment income	(.34)
Net realized gains on investment transactions	(.19)
Total distributions	(.53)
Redemption fees	.00***
Net asset value, end of period	$ 11.07
Total Return (%)[e]	5.15**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.5
Ratio of expenses before expense reductions (%)	1.33*
Ratio of expenses after expense reductions (%)	1.28*
Ratio of net investment income (loss) (%)	1.47*
Portfolio turnover rate (%)	122[f]

[a] Per share data have been restated to reflect the effects of a 1.81850854 for 1 stock split effective November 11, 2005.

[b] For the period from February 28, 2005 (commencement of operations of Class S shares) to October 31, 2005.

[c] Based on average shares outstanding during the period.

[d] Net investment income per share includes non-recurring dividend income amounting to $.03 per share.

[e] Total return would have been lower had certain expenses not been reduced.

[f] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class
Years Ended October 31,	2005[a]	2004[a]	2003[a]	2002[a]	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.90	$ 8.81	$ 7.34	$ 7.95	$ 11.83
Income (loss) from investment operations:
Net investment income (loss)	.18[b,d]	.08[b]	.10[b]	.07[b]	.04
Net realized and unrealized gain (loss) on investment transactions	1.69	1.14	1.41	(.67)	(2.83)
Total from investment operations	1.87	1.22	1.51	(.60)	(2.79)
Less distributions from: Net investment income	(.51)	(.13)	(.04)	(.01)	—
Net realized gains on investment transactions	(.19)	—	—	—	(1.09)
Total distributions	(.70)	(.13)	(.04)	(.01)	(1.09)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 11.07	$ 9.90	$ 8.81	$ 7.34	$ 7.95
Total Return (%)	19.06	13.97	20.61[c]	(7.55)	(25.57)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	98	96	94	69	66
Ratio of expenses (includes interest expense paid by the Fund) (%)	1.08	1.10	1.08	1.17	1.16
Ratio of expenses (excludes interest expense paid by the Fund) (%)	1.08	1.10	1.08	1.16	1.15
Ratio of net investment income (loss) (%)	1.83	.88	1.37	.80	.36
Portfolio turnover rate (%)	122[e]	138	160	178	220

[a] Per share data have been restated to reflect the effects of a 1.81761006 for 1 stock split effective November 11, 2005.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Net investment income per share includes non-recurring dividend income amounting to $.04 per share.

[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

* Amount is less than $.005.

Premier Class
Years Ended October 31,	2005[a]	2004[a]	2003[a]	2002[a]	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.91	$ 8.81	$ 7.35	$ 7.95	$ 11.88
Income (loss) from investment operations:
Net investment income (loss)	.25[b,d]	.10[b]	.12[b]	.08[b]	.04
Net realized and unrealized gain (loss) on investment transactions	1.64	1.13	1.40	(.65)	(2.80)
Total from investment operations	1.89	1.23	1.52	(.57)	(2.76)
Less distributions from: Net investment income	(.54)	(.13)	(.06)	(.03)	(.07)
Net realized gains on investment transactions	(.19)	—	—	—	(1.10)
Total distributions	(.73)	(.13)	(.06)	(.03)	(1.17)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 11.07	$ 9.91	$ 8.81	$ 7.35	$ 7.95
Total Return (%)[c]	19.27	14.25	20.84	(7.31)	(25.44)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	93	319	251	148	159
Ratio of expenses before expense reductions (includes interest expense paid by the Fund) (%)	1.02	1.05	1.08	1.18	1.16
Ratio of expenses after expense reductions (includes interest expense paid by the Fund) (%)	.90	.90	.90	.91	.91
Ratio of expenses after expense reductions (excludes interest expense paid by the Fund) (%)	.90	.90	.90	.90	.90
Ratio of net investment income (loss) (%)	2.01	1.08	1.55	1.04	.52
Portfolio turnover rate (%)	122[e]	138	160	178	220

[a] Per share data have been restated to reflect the effects of a 1.80772686 for 1 stock split effective November 11, 2005.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Net investment income per share includes non-recurring dividend income amounting to $.06 per share.

[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder International Select Equity Fund (the "Fund") is a diversified series of Scudder MG Investments Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company organized as a Delaware business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Investment Class shares are not subject to initial or contingent deferred sales charges. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge. Institutional Class shares and Premier Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. On February 28, 2005, the Fund commenced offering Class S shares, which are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of their financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to an Exemptive Order issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

During the year ended October 31, 2005, the Fund fully utilized its capital loss carryforward of $34,857,000.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2005, the Fund's components of distributable earnings (accumulated loss) on a tax-basis were as follows:

Undistributed ordinary income	$ —
Undistributed net long-term capital gains	$ —
Capital loss carryforwards	$ —
Net unrealized appreciation (depreciation) on investments	$ 83,903,192

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:

	Years Ended October 31,
	2005	2004
Distributions from ordinary income*	$ 40,791,179	$ 10,343,322
Distributions from long-term capital gains	$ 31,470,862	$ —

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2005, purchases and sales of investment securities (excluding short-term investments and in-kind redemptions) aggregated $1,408,955,152 and $1,260,761,010, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG.

Prior to September 30, 2005,Deutsche Asset Management Investment Services Limited ("DeAMIS"), an indirect wholly owned subsidiary of Deutsche Bank AG, was the Advisor for the Fund. As of September 30, 2005, Deutsche Asset Management, Inc. ("DeAM, Inc."), also an indirect wholly owned subsidiary of Deutsche Bank AG, became the Fund's interim Advisor. Please see Note I for details regarding the change in advisor subsequent to year end.

Investment Advisory Agreement. Under the Investment Advisory Agreement the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. For the Fund, DeAM, Inc. determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The investment advisory fees payable under the Investment Advisory Agreement is equal to an annual rate of 0.70% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

Administrator. DeAM, Inc. receives a fee (the "Administrator Service Fee") of 0.30% of the average daily net assets of Class A, B, C, Investment Class, Class R and Institutional Class shares, 0.25% of the average daily net assets of Premier Class shares and 0.55% of the average daily net assets of Class S shares, computed and accrued daily and payable monthly. For the year ended October 31, 2005, the Administrator Service Fees were as follows:

Administrator Service Fee	Total Aggregated	Waived	Unpaid at October 31, 2005
Class A	$ 2,094,687	$ —	$ 195,968
Class B	25,728	—	2,202
Class C	46,042	—	3,916
Investment Class	126,673	—	8,443
Class R	4,064	—	1,119
Institutional Class	294,735	—	24,124
Premier Class	600,205	298,707	9,935
Class S	880	69	195
	$ 3,193,014	298,776	$ 245,902

For the year ended October 31, 2005 and through the period ended February 28, 2006, the Advisor and Administrator have contractually agreed to waive their fees or reimburse expenses of the Fund to the extent necessary to maintain the annualized expenses of each class at 1.50%, 2.25%, 2.25%, 1.50%, 1.75%, 1.25%, 0.90% and 1.28% for Class A, B, C, Investment Class, Class R, Institutional Class, Premier Class and Class S shares, respectively.

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A and Class R shares of the Fund and 0.75% of the average daily net assets of the Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class A, B, C and R shares. For the year ended October 31, 2005, the Distribution Fees were as follows:

	Total Aggregated	Unpaid at October 31, 2005
Class A	$ 1,745,572	$ 165,964
Class B	64,320	5,682
Class C	115,106	9,666
Class R	3,387	904
	$ 1,928,385	$ 182,216

In addition, SDI, or an affiliate, provides information and administrative services ("Shareholder Servicing Fee") to Class B, C, Investment Class and Class R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI, or an affiliate, in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2005, the Shareholder Servicing Fees were as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at October31, 2005	Annual Effective Rate
Class B	21,190	2,580.25%
Class C	37,821	5,488.25%
Investment Class	91,552	29,329.22%
Class R	3,001	641.22%
	$ 153,564	$ 38,038

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2005 aggregated $17,999.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2005, the CDSC for Class B and C shares aggregated $16,275 and $1,597, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A.

Typesetting and Filing Service Fees. Under an agreement with Deutsche Investment Management Americas Inc. ("DeIM"), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended October 31, 2005, the amount charged to the Fund by DeIM included in the reports to Shareholders aggregated $35,400, of which $6,480 is unpaid at October 31, 2005.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Lead Trustee of the Board and the Chairman of each committee of the Board receives additional compensation for his/her services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated fund's investment in the QP Trust.

D. Expense Reductions

For the year ended October 31, 2005, the Advisor agreed to reimburse the Fund $17,836, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2005		Year Ended October 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	29,161,168	$ 326,858,873	12,744,935	$ 124,446,924
Class B	236,533	2,582,732	512,923	4,946,042
Class C	440,893	4,808,633	874,329	8,351,312
Investment Class*	1,635,987	17,712,394	1,979,243	19,023,948
Class R*	178,144	1,918,574	48,151	464,391
Class S*	45,907	509,519	—	—
Institutional Class*	3,959,055	42,880,079	5,224,255	49,681,832
Premier Class*	1,393,531	15,688,813	5,561,956	52,682,685
		$ 412,959,617		$ 259,597,134
Shares issued to shareholders in reinvestment of distributions
Class A	4,690,484	$ 52,404,801	471,122	$ 4,508,638
Class B	41,521	455,589	1,908	17,957
Class C	70,605	774,669	2,789	26,244
Investment Class*	187,142	2,046,746	52,385	485,822
Class R*	9,638	105,580	24	218
Class S*	1,909	20,921	—	—
Institutional Class*	505,048	5,523,914	132,949	1,232,491
Premier Class*	890,202	9,705,476	412,120	3,818,621
		$ 71,037,696		$ 10,089,991
Shares redeemed
Class A	(9,870,265)	$ (108,491,295)	(5,483,381)	$ (52,659,681)
Class B	(192,071)	(2,110,873)	(152,532)	(1,478,935)
Class C	(356,258)	(3,929,068)	(146,438)	(1,422,865)
Investment Class*	(3,579,683)	(38,980,414)	(1,762,623)	(16,807,899)
Class R*	(22,982)	(252,051)	(9,789)	(93,444)
Class S*	(5,772)	(66,052)	—	—
Institutional Class*	(5,306,329)	(57,424,392)	(6,341,222)	(60,931,046)
Premier Class*	(12,835,526)	(22,526,471)	(2,289,792)	(21,830,166)
		$(233,780,616)		$ (155,224,036)
Redemption fees		$ 16,416		$ 13,531
In-kind redemptions
Class A	(54,334,383)	$ (606,806,393)	—	$ —
Premier Class*	(13,286,809)	(254,841,000)	—	—
		$ (861,647,393)		$ —
Net increase (decrease)
Class A	(30,352,996)	$ (336,018,372)	7,732,676	$ 76,299,122
Class B	85,983	927,453	362,299	3,485,064
Class C	155,240	1,654,234	730,680	6,954,691
Investment Class*	(1,756,554)	(19,220,800)	269,005	2,703,887
Class R*	164,800	1,772,103	38,385	371,165
Class S*	42,044	464,555	—	—
Institutional Class*	(842,226)	(9,020,271)	(984,018)	(10,008,449)
Premier Class*	(23,838,602)	(251,973,182)	3,684,285	34,671,140
		$ (611,414,280)		$ 114,476,620

* Shares for the years ended October 31, 2004 and 2005 have been restated to reflect the effects of a stock split effective November 11, 2005. See Note H.

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds' advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds' investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

H. Stock Split.

On October 27, 2005, the Trustees approved a stock split for the following Classes:

Institutional Class	1.81761006 shares for 1 share
Investment Class	1.79424978 shares for 1 share
Premier Class	1.80772686 shares for 1 share
Class R	1.82569632 shares for 1 share
Class S	1.81850854 shares for 1 share

This action enables the Fund to bring the net asset value per share of its various classes into closer alignment, without adversely affecting current shareholders. Each stock split will have no impact on the overall value of a shareholder's investment in the Fund. All capital shares and capital share activity on the Statement of Assets and Liabilities, Footnote F. Share Transactions and per share data in the Financial Highlights tables have been restated to reflect the stock split.

I. Subsequent Events

Prior to September 30, 2005, Deutsche Asset Management Investment Services, Ltd. ("DeAMIS"), an indirect wholly owned subsidiary of Deutsche Bank AG, served as investment advisor to the Fund. On September 9, 2005, the Board approved an interim investment advisory agreement with Deutsche Asset Management, Inc. ("DeAM, Inc."), also an indirect wholly owned subsidiary of Deutsche Bank AG, dated September 30, 2005 and voted to permit the Fund's advisory agreement with DeAMIS to lapse in light of the then pending acquisition of DeAMIS by Aberdeen Asset Management PLC ("Aberdeen PLC") and until shareholders approved a new investment advisory agreement with DeAM, Inc.

On November 18, 2005, shareholders approved a new investment advisory agreement with DeAM, Inc. On December 1, 2005, Aberdeen PLC acquired from Deutsche Bank AG, the parent company of DeAM, Inc., parts of its asset management business and related assets based in London and Philadelphia.

On December 2, 2005, DeAM, Inc. became the current Advisor under the new investment advisory agreement.

J. In-Kind Redemption

In certain circumstances, the Fund may distribute portfolio securities rather than cash as payments for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the Fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities exceeds their costs; the Fund recognizes a loss if cost exceeds value. Gains and losses realized on in-kind redemptions are not recognized for tax purposes, and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended October 31, 2005, the Fund realized $126,677,164 of net gain.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Scudder MG Investments Trust and Shareholders of International Select Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Select Equity Fund (the "Fund") at October 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 29, 2005	PricewaterhouseCoopers LLP
Tax Information (Unaudited)

The fund paid distributions of $.35 per share from net long-term capital gains during its year ended October 31, 2005, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $34,600,000 as capital gain dividends for its year ended October 31, 2005, of which 100% represents 15% rate gains.

The Fund paid foreign taxes of $3,760,723 and earned $23,534,581 of foreign source income during the year ended October 31, 2005. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $.12 per share as foreign taxes paid and $.77 per share as income earned from foreign sources for the year ended October 31, 2005.

For federal income tax purposes, the Fund designates approximately $38,300,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Shareholder Meeting Results

A Special Meeting of shareholders (the "Meeting") of Scudder International Select Equity Fund (the "Fund") was held on November 18, 2005, at the Offices of Deutsche Investment Management Americas Inc. (part of Deutsche Asset Management), 345 Park Avenue, New York, New York 10017. At the Meeting, the following matter was voted on by the shareholders (the resulting votes are presented below).

1. To approve a new Investment Advisory Agreement between Deutsche Asset Management, Inc. and Scudder MG Investments Trust, on behalf of the Fund.

Number of Votes:
For	Against	Abstain
63,748,732.858	26,157.745	353,152.943
Investment Management Agreement Approval

The Board of Trustees of the Scudder MG Investments Trust approved the investment advisory agreement (the "New Advisory Agreement") between the Scudder International Select Equity Fund (the "Fund") and Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") in September 2005, with the recommendation that it be submitted to shareholders of the Fund for their approval. On November 18, 2005, the shareholders approved the New Advisory Agreement.

By way of background, prior to September 30, 2005, Deutsche Asset Management Investment Services, Ltd. ("DeAMIS") served as investment advisor to the Fund. On September 9, 2005, the Board approved an interim investment advisory agreement with DeAM, Inc. dated September 30, 2005 (the "Interim Advisory Agreement") and voted to permit the Fund's advisory agreement with DeAMIS to lapse in light of the then pending acquisition of DeAMIS by Aberdeen Asset Management PLC ("Aberdeen PLC"). On December 1, 2005, Aberdeen PLC acquired from Deutsche Bank AG, the parent company of DeAM, Inc., parts of its asset management business and related assets based in London and Philadelphia (the "Aberdeen Transaction"). On December 2, 2005, DeAM, Inc. became the current Advisor under the New Advisory Agreement.

In approving the New Advisory Agreement, the Board considered the following factors, among others:

The same portfolio managers that managed the Fund prior to the Aberdeen Transaction would become employees of DeAM, Inc. and if the New Advisory Agreement was approved, would continue to manage the Fund as employees of DeAM, Inc. In this regard, the Board considered DeAM, Inc.'s assurances regarding the arrangements and incentives that had been established to ensure continued employment with Deutsche Asset Management of key members of this investment team. The Board of Trustees concluded that continued access to the services provided by this team would be in the best interests of the Fund and its shareholders.

The advisory fees paid by the Fund would not change as a result of implementing the New Advisory Agreement, and the overall scope of services provided to the Fund and the standard of care applicable to those services would not be adversely affected. In this regard, the Board also considered DeAM, Inc.'s representations that it did not expect any diminution in the nature or quality of services provided to the Fund.

The terms of the New Advisory Agreement were consistent with the prior advisory agreement with DeAMIS and determined by the Board to be in the best interests of shareholders of the Fund.

The benefits to DeAM, Inc. and its affiliates from the New Advisory Agreement, including DeAM, Inc.'s conflict of interest in recommending to the Board that it approve the New Advisory Agreement.

The resources and operations of DeAM, Inc., including the experience and professional qualifications of DeAM, Inc. personnel that would be providing compliance and other services to the Fund.

DeAM, Inc.'s commitment to pay all costs associated with obtaining shareholder approval of the New Advisory Agreement.

The Board evaluated the New Advisory Agreement in conjunction with its broader annual review of the contractual arrangements of the Fund. With regard to the New Advisory Agreement, the Board considered in particular that its terms were substantially identical to the terms of the prior advisory agreement with DeAMIS, with the exception of the identity of the investment advisor and a provision permitting DeAM, Inc. to delegate some or all of its services to subadvisors who are not "affiliated persons" of DeAM, Inc. as defined in the Investment Company Act of 1940.

As you may know, the Advisor is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business with extensive investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus only on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of the Advisor's personnel and back-office operations, fund valuations, and compliance policies and procedures. The Trustees noted that the Advisor has also implemented new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called "soft dollars," even when not obligated to do so by law or regulation.

The factors considered by the Board in connection with their general contract review, which it believes are relevant to the interests of the Fund shareholders and pertinent to their approval of the New Advisory Agreement, include:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeAM, Inc. by similar funds and institutional accounts advised by DeAM, Inc. The Board noted that the management fee schedule under the New Advisory Agreement would be identical to what it was under the agreement with DeAMIS. In reviewing the fees that had been paid to DeAMIS with respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rate paid by the Fund (Institutional Class shares) was lower than the median (2nd quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by DeAM, Inc., in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. The Board concluded that the fee schedule that would be applicable for the Fund represented reasonable compensation in light of the nature, extent and quality of the services expected to be provided to the Fund and fees paid by similar funds.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the investment management fee schedules for other DeAM, Inc.-managed funds include fee breakpoints and that, even though the fee schedule for the Fund did not include breakpoints, DeAM, Inc. had indicated that it intends to propose breakpoint schedules for this fund in the near future. The Board concluded that the Fund's fee schedule would shortly represent an appropriate sharing between fund shareholders and DeAM, Inc. of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund, including expenses relative to the Fund's peer group as determined by Lipper. In this regard, the Board considered that the various expense limitations agreed to by DeAM, Inc. effectively limit the ability of the Fund to experience a material increase in total expenses prior to the Board's next annual review of the Fund's contractual arrangement, and also serve to ensure that the Fund's total operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund relative to various benchmarks and industry peer groups. The Board noted that under DeAMIS' management, the Fund's (Institutional Class shares) performance for the one-, three- and five-year periods ended June 30, 2005 was in the 1st quartile, 2nd quartile and 2nd quartile respectively, of the applicable Lipper universe. The Board also observed that the Fund outperformed its benchmark for the one-year period, but underperformed its benchmark for the three- and five-year periods. The Board recognized that DeAM, Inc. has made significant changes in its investment personnel and processes in recent years in an effort to improve long term performance.

The nature, extent and quality of the advisory services provided by the Advisor. The Board considered extensive information regarding DeAM, Inc., including its personnel (including particularly those personnel moving from DeAMIS to DeAM, Inc. with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board noted that DeAM, Inc. is part of a global asset management business that offers a wide range of investing expertise and resources including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world. The Board also considered the terms of the New Advisory Agreement, including the scope of services to be provided under the agreement. In this regard, the Board concluded that the quality and range of services expected to be provided by DeAM, Inc. would benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, the Advisor and its affiliates from their relationships with other Advisor-managed funds. In analyzing DeAM, Inc.'s costs and profits, the Board also reviewed the fees paid to and services provided by DeAM, Inc. and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DeAM, Inc., and previously incurred by DeAMIS, and its affiliates in providing services to the Fund.

The practices of the Advisor regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund, including the Advisor's soft dollar practices. In this regard, the Board observed that DeAM, Inc. had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

The Advisor's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeAM, Inc.'s commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending inquiries. The Board also considered the significant attention and resources dedicated by DeAM, Inc. to documenting and enhancing its compliance processes in recent years. The Board noted in particular the experience and seniority of DeAM, Inc.'s chief compliance officer, the large number of compliance personnel who report to him and the substantial commitment of resources by the Advisor to compliance matters.

Deutsche Bank's commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for investing in the growth of its US mutual fund business and the potential benefits to the Fund's shareholders.

Based on all of the foregoing, the Board determined to approve the New Advisory Agreement, and concluded that it was in the best interests of the Fund's shareholders. In reaching this conclusion the Board did not give particular weight to any single factor identified above. During the Board's consideration of these factors, meetings were held in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the current agreement.

Trustees and Officers

Independent Trustees
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Trustee since 2002

Chairman, Diligence Inc. (international information collection and risk-management firm (since September 2002); Chairman, IEP Advisors, Inc. (July 1998-present); Member of the Board, Hollinger International, Inc.[3] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (since April 1999), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (since July 1996); Director, The European Equity Fund, Inc. (since 2000), The New Germany Fund, Inc. (since 2004), The Central Europe and Russia Fund, Inc. (since 2000), Scudder Global High Income Fund, Inc. (since 2005), Scudder Global Commodities Stock Fund, Inc. (since 2005). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001); Chairman of the Board, Weirton Steel Corporation[3] (April 1996-2004 )

		54
S. Leland Dill 3/28/30 Trustee since 2002	Trustee, Phoenix Euclid Market Neutral Fund (since May 1998), Phoenix Funds (25 portfolios) (since May 2004) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986); Trustee, Phoenix Zweig Series Trust (September 1989-May 2004).	51
Martin J. Gruber 7/15/37 Trustee since 2002

Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies), Scudder Global High Income Fund, Inc. (since 2005), Scudder Global Commodities Stock Fund, Inc. (since 2005). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds, (February 2004-March 2005) and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)

		51
Richard J. Herring 2/18/46 Trustee since 2002	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	51
Graham E. Jones 1/31/33 Trustee since 1993	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 7 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998); Director, Scudder Global High Income Fund, Inc. (since 2005), Scudder Global Commodities Stock Fund, Inc. (since 2005). Formerly, Trustee, Morgan Stanley Asset Management, various funds (1985-2001); Trustee, Weiss, Peck and Greer, various funds (1985-2005)	51
Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994-present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-present); Director, Scudder Global High Income Fund, Inc. (since 2005), Scudder Global Commodities Stock Fund, Inc. (since 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005)	51
Philip Saunders, Jr. 10/11/35 Trustee since 2002	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	51
William N. Searcy 9/3/46 Trustee since 1993	Private investor (since October 2003); Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-October 2003).	51
Interested Trustee
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
William N. Shiebler[4] 2/6/42 Trustee since 2004	Vice Chairman, Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999).	120
Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Vincent J. Esposito[6] 6/8/56 President since 2005

Managing Director[5], Deutsche Asset Management (since 2003); President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)

Paul H. Schubert[6] 1/11/63 Chief Financial Officer since 2004 Treasurer since June 2005

Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

John Millette[7] 8/23/62 Secretary since 2003	Director[5], Deutsche Asset Management.
Patricia DeFilippis[6] 6/21/63 Assistant Secretary since 2005	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Daniel O. Hirsch 3/27/54 Assistant Secretary since 2003

Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)

Elisa D. Metzger 9/15/62 Assistant Secretary since 2005	Director[5], Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[7] 4/1/62 Assistant Secretary since 2002	Managing Director[5], Deutsche Asset Management.
Scott M. McHugh[7] 9/13/71 Assistant Treasurer since 2005	Director[5], Deutsche Asset Management.
Kathleen Sullivan D'Eramo[7] 1/25/57 Assistant Treasurer since 2003	Director[5], Deutsche Asset Management.
John Robbins[6] 4/8/66 Anti-Money Laundering Compliance Officer since 2005	Managing Director[5], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Philip Gallo[6] (1962) 8/2/62 Chief Compliance Officer since 2004	Managing Director[5], Deutsche Asset Management (2003-present). Formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

1 Unless otherwise indicated, the mailing address of each Trustee and officer with respect to fund operations is One South Street, Baltimore, MD 21202.

2 Length of time served represents the date that each Trustee or officer first began serving in that position with Scudder MG Investments Trust of which this fund is a series.

3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

4 Mr. Shiebler is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler's business address is 345 Park Avenue, New York, New York 10154.

5 Executive title, not a board directorship

6 Address: 345 Park Avenue, New York, New York 10154

7 Address: Two International Place, Boston, Massachusetts 02110

The fund's Statement of Additional Information includes additional information about the fund's Trustees. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B, C, Investment, Institutional and Premier Classes

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

For shareholders of Class R

Automated Information Lines	Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a Scudder service representative.
Written Correspondence	Scudder Retirement Services 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

For shareholders of Class S

Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

Class A	Nasdaq Symbol	DBISX
	CUSIP Number	81116P 402
	Fund Number	499
Class B	Nasdaq Symbol	DBIBX
	CUSIP Number	81116P 501
	Fund Number	699
Class C	Nasdaq Symbol	DBICX
	CUSIP Number	81116P 600
	Fund Number	799
Class R	Nasdaq Symbol	DBITX
	CUSIP Number	81116P-576
	Fund Number	1501
Class S	Nasdaq Symbol	DBIVX
	CUSIP Number	81116P 451
	Fund Number	399
Investment Class	Nasdaq Symbol	MGIVX
	CUSIP Number	81116P 204
	Fund Number	899
Institutional Class	Nasdaq Symbol	MGINX
	CUSIP Number	81116P 105
	Fund Number	559
Premier Class	Nasdaq Symbol	MGIPX
	CUSIP Number	81116P 303
	Fund Number	599
Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, October 31, 2005, Scudder MG Investments Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Graham E. Jones. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                    SCUDDER INTERNATIONAL SELECT EQUITY FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP
("PWC"), the Fund's independent registered public accounting firm, billed to the
Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

             Services that the Fund's Independent Registered Public
                       Accounting Firm Billed to the Fund

--------------------------------------------------------------------------------
  Fiscal            Audit           Audit-                              All
   Year             Fees           Related           Tax Fees        Other Fees
  Ended            Billed         Fees Billed        Billed           Billed
October 31        to Fund          to Fund           to Fund          to Fund
--------------------------------------------------------------------------------
2005              $57,750           $225               $0               $0
--------------------------------------------------------------------------------
2004              $55,800           $185             $7,160             $0
--------------------------------------------------------------------------------

The above "Audit- Related Fees" were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

             Services that the Fund's Independent Registered Public
            Accounting Firm Billed to the Adviser and Affiliated Fund
                                Service Providers

The following table shows the amount of fees billed by PWC to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                                             Tax Fees
                     Audit-Related           Billed to             All Other
                      Fees Billed           Adviser and           Fees Billed
   Fiscal             to Adviser            Affiliated            to Adviser
    Year            and Affiliated             Fund             and Affiliated
    Ended            Fund Service             Service            Fund Service
 October 31           Providers              Providers             Providers
--------------------------------------------------------------------------------
2005                  $309,400              $197,605                 $0
--------------------------------------------------------------------------------
2004                  $453,907                 $0                    $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures and the above "Tax Fees" were billed in connection with consultation services and agreed-upon procedures.

                               Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that
PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit
Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                  Total
                                Non-Audit
                              Fees billed to
                               Adviser and
                              Affiliated Fund          Total
                                Service              Non-Audit
                                Providers           Fees billed
                              (engagements           to Adviser
                                  related              and
                 Total        directly to the       Affiliated
               Non-Audit        operations         Fund Service
                 Fees         and financial         Providers
   Fiscal      Billed to        reporting           (all other      Total of
    Year         Fund          of the Fund)        engagements)     (A), (B)
    Ended
 October 31       (A)             (B)                  (C)           and (C)
--------------------------------------------------------------------------------
2005             $0            $197,605            $104,635        $302,240
--------------------------------------------------------------------------------
2004           $7,160             $0              $1,153,767      $1,160,927
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder International Select Equity Fund, a
                                    series of Scudder MG Investments Trust

By:                                 /s/Vincent J. Esposito
                                    ----------------------
                                    Vincent J. Esposito
                                    President

Date:                               January 3, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder International Select Equity Fund, a
                                    series of Scudder MG Investments Trust

By:                                 /s/Vincent J. Esposito
                                    ----------------------
                                    Vincent J. Esposito
                                    President

Date:                               January 3, 2006

By:                                 /s/Paul Schubert
                                    ----------------------
                                    Paul Schubert
                                    Chief Financial Officer and Treasurer

Date:                               January 3, 2006